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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): MARCH 4, 2003


                                 OFFICEMAX, INC.
               (Exact Name of Registrant as Specified in Charter)




               OHIO                    1-13380                    34-1573735
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

         3605 WARRENSVILLE CENTER ROAD
           SHAKER HEIGHTS, OHIO                                    44122
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (216) 471-6900

        Former name or former address, if changed since last report: N/A


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
           (c) Exhibits
                99.1  Press release of OfficeMax, Inc. issued on March 4, 2003


ITEM 9.  REGULATION FD DISCLOSURE

           On March 4, 2003, OfficeMax, Inc. issued a press release reporting results for its fiscal year ended January 25, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

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     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          OFFICEMAX, INC.



                                          By:    /s/  Ross H. Pollock
                                             ----------------------------------
                                              Name:  Ross H. Pollock
                                              Title:  Secretary


Date:  March 4, 2003







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                                 EXHIBIT INDEX
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EXHIBIT            DESCRIPTION
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99.1               Press Release of OfficeMax, Inc. issued on March 4, 2003